Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended April 30, 2020

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Futures	$(3,498,910)
Unrealized Gain (Loss) on Market Value of Futures	2,378,543
Dividend Income	3,904
Interest Income	133,277
ETF Transaction Fees	700
Total Income (Loss)	$(982,486)

Expenses
Management Fees	$80,123
Professional Fees	29,435
Brokerage Commissions	2,959
Non-interested Directors' Fees and Expenses	767
Prepaid Insurance Expense	1,794
Total Expenses	$115,078
Net Income (Loss)	$(1,097,564)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 4/1/20	$120,168,967
Additions (200,000 Shares)	5,127,140
Net Income (Loss)	(1,097,564)

Net Asset Value End of Month	$124,198,543
Net Asset Value Per Share (4,800,000 Shares)	$25.87

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended April 30, 2020 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended April 30, 2020

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Futures	$(1,494,487)
Unrealized Gain (Loss) on Market Value of Futures	1,875,851
Dividend Income	354
Interest Income	7,000
ETF Transaction Fees	352
Total Income (Loss)	$389,070

Expenses
Management Fees	$4,235
Professional Fees	6,019
Brokerage Commissions	740
Non-interested Directors' Fees and Expenses	50
Prepaid Insurance Expense	77
Total Expenses	11,121
Expense Waiver	(5,908)
Net Expenses	$5,213
Net Income (Loss)	$383,857

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 4/1/20	$8,373,205
Withdrawals (50,000 Shares)	(694,752)
Net Income (Loss)	383,857

Net Asset Value End of Month	$8,062,310
Net Asset Value Per Share (550,000 Shares)	$14.66

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended April 30, 2020 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended April 30, 2020

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Futures	$(4,993,397)
Unrealized Gain (Loss) on Market Value of Futures	4,254,394
Dividend Income	4,258
Interest Income	140,277
ETF Transaction Fees	1,052
Total Income (Loss)	$(593,416)

Expenses
Management Fees	$84,358
Professional Fees	35,454
Brokerage Commissions	3,699
Non-interested Directors' Fees and Expenses	817
Prepaid Insurance Expense	1,871
Total Expenses	126,199
Expense Waiver	(5,908)
Net Expenses	$120,291
Net Income (Loss)	$(713,707)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 4/1/20	$128,542,172
Additions (200,000 Shares)	5,127,140
Withdrawals (50,000 Shares)	(694,752)
Net Income (Loss)	(713,707)

Net Asset Value End of Month	$132,260,853

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended April 30, 2020 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596